179394.1 041224-20454

179394.1 041224-20454
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant To Section 13 Or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report - January 9, 2004
                        (Date of Earliest Event Reported)

                                   WICKES INC.
        ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-14967



         Delaware                                             36-35544758
---------------------------                               ----------------------
(State of Incorporation)                                    (I.R.S. Employer
                                                             Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                     60061
------------------------------------------------              ------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:           (847) 367-3400

Item 5.           Other Events.

     On January 9, 2004, Wickes Inc announced the election of James O'Grady, Wickes President and Chief Executive Officer, to the Company's Board of Directors. The Company also reported the resignations of Claudia Slacik and Jon Hanson from their positions on the Wickes Board of Directors. In correspondence dated January 7, 2003, both Ms. Slacik and Mr. Hanson submitted their letters of resignation from the positions they held on the Board of Directors of the Company. The resignations of Ms. Slacik and Mr. Hanson were not the result of a disagreement with the Company or other board members.

     In addition, the Company also reported that the Board of Directors has authorized senior management to engage the services of a restructuring firm to assist the Company in developing and implementing any available strategies to further secure the long term viability of its operations.




Item 7.   Financial Statements and Exhibits.
          (c)      Exhibits

          Exhibit Number               Description
          --------------               -----------

          99.1                         Press Release dated January 9, 2004

                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    January 9, 2004

                                   WICKES INC.



                                                 By: /s/ James Hopwood
                                                    -----------------------
                                                    James Hopwood
                                                    Chief Financial Officer